EXHIBIT 21
                                                       December 31, 1995

                   OGDEN CORPORATION - U.S. SUBSIDIARIES
                (See Attachment A for foreign subsidiaries)

                                              PERCENT   DOMESTIC
COMPANY                                      OWNERSHIP   STATE

Ogden Corporation                                       Delaware

  Ogden Management Services, Inc.               100     Delaware
    OFS Equity of Babylon, Inc.                 100     New York
    OFS Equity of Huntington, Inc.              100     New York

  Ogden Services Corporation                    100     Delaware
    Firehole Entertainment Corp.                100     Delaware
    Ogden Asia Pacific Services, Inc.           100     Delaware
      (See attachment A for subsidiaries)
    Ogden Central and South America, Inc.       100     Delaware
      (See attachment A for subsidiaries)
    Ogden International Europe Inc.             100     Delaware
      (See Attachment A for subsidiaries)
    Ogden Environmental and Energy Services
          Co., Inc.                             100     Delaware
      Analytical Technologies, Inc.             100     Delaware
        Analytical Technologies of
            California, Inc.                    100     California
        Analytical Technologies of Alaska, Inc. 100     Alaska
      G A Technical Services, Inc.              100     Tennessee
      Multiple Dynamics Corporation             100     Michigan
      Ogden Environmental and Energy Services
          Co., Inc. of Ohio                     100     Ohio
      Ogden Environmental & Engineering
          Services Co., Inc.                    100     N. Carolina
      Ogden Environmental Services Alaska
          Co., Inc.                             100     Delaware
      Ogden Remediation Services Co., Inc.      100     Florida
    Ogden Entertainment Services, Inc.          100     Delaware
      Doggie Diner, Inc.                        100     Delaware
      Offshore Food Service, Inc.               100     Louisiana
        Gulf Coast Catering Company, Inc.       100     Louisiana
      Ogden Allied Security Services, Inc.      100     Delaware
      Ogden American Food Services, Inc.        100     Ohio
      Ogden Aviation Food Services, Inc.        100     Delaware
        Ogden Aviation Food Services (ALC), Inc 100     New York
      Ogden-Burtco Services, Inc.               100     Washington
        Alpine Food Products, Inc.              100     Washington
        Ogden Facility Management
            of Alaska, Inc.                     100     Alaska
      Ogden Entertainment Services of
            Indiana, Inc.                       100     Delaware

Ogden Corporation                                                    Page 2
  Ogden Services Corporation
    Ogden Entertainment Services, Inc. (con't.)

      Ogden Facility Management Corporation     100     New York
      Ogden Facility Management Corporation
          of Anaheim                            100     California
      Ogden Facility Management Corporation
          of California                         100     California
      Ogden Facility Management Corporation
          of Huntington                         100     W. Virginia
      Ogden Facility Management Corporation
          of Iowa                               100     Iowa
      Ogden Facility Management Corporation
          of Pensacola                          100     Florida
      Ogden Facility Management Corporation
          of West Virginia                      100     W. Virginia
      Ogden Food Service Corporation            100     Delaware
        Ogden Confection Corporation            100     Delaware
      Ogden Food Service Corporation of
          Connecticut                           100     Connecticut
      Ogden Food Service Corporation of
          Indiana                               100     Indiana
      Ogden Food Service Corporation of
          Kansas                                100     Kansas
      Ogden Food Service Corporation of
          Miami, Inc.                           100     Florida
      Ogden Food Service Corporation of
          Milwaukee                             100     Wisconsin
      Ogden Food Service Corporation of
          Texas                                 100     Texas
      Ogden Food Service Corporation of
          Wisconsin                             100     Wisconsin
      Ogden Leisure, Inc.                       100     Delaware
        Ogden Fairmount, Inc.                   100     Delaware
      Ogden Leisure Services of New York, Inc.  100     New York

    Ogden Technology Services Corporation       100     Delaware
      Applied Data Technology, Inc.             100     California
      InterCAD Corporation                      100     Maryland
      Ogden/ERC Aviation Technology Services,
          Inc.                                  100     Delaware
      Ogden Professional Services Corporation   100     Virginia
      Ogden Range Services, Inc.                100     Delaware
        Logistics Operations, Inc.              100     Virginia
      Ogden Support Services, Inc.              100     Delaware
      W. J. Schafer Associates, Inc.            100     Mass.
        Laser Corporation of America             49.92  Mass.
          Laser Royalties, Inc.                 100     Delaware

    Ogden Allied Maintenance Corporation        100     New York
      Atlantic Design Company, Inc.             100     New York
        Atlantic Design Technicals, Inc.        100     New Jersey
        Lenzar Electro-Optics, Inc.             100     Delaware
      Ogden Allied Payroll Services, Inc.       100     New York
      Ogden CISCO, Inc.                         100     Delaware
        Ogden CISCO Maintenance, Inc.           100     Delaware
      Ogden Communications, Inc.                100     Delaware
Ogden Corporation                                                    Page 3
  Ogden Services Corporation
    Ogden Allied Maintenance Corporation (con't.)

      Ogden Aviation Services, Inc. Inc.        100     Delaware
        Ogden Aviation Distributing Corp.       100     New York
        Ogden Aviation Fleet Corp.              100     Delaware
        Ogden Aviation Fueling Company, Inc.    100     Delaware
        Ogden Aviation Fueling Company of
           Atlanta, Inc.                        100     Georgia
        Ogden Aviation Fueling Company of
           Houston, Inc.                        100     Texas
        Ogden Aviation Fueling Company of
           St. Louis, Inc.                      100     Delaware
        Ogden Aviation Fueling Company of
           Texas, Inc.                          100     Texas
        Ogden Aviation Fueling Company of
           Virginia, Inc.                       100     Delaware
        Ogden Aviation Service Company of
           Colorado, Inc.                       100     Colorado
        Ogden Aviation Service Company of
           Hawaii, Inc.                         100     Hawaii
        Ogden Aviation Service Company of
           Kansas City, Inc.                    100     Missouri
        Ogden Aviation Service Company of
           New Jersey, Inc.                     100     New Jersey
        Ogden Aviation Service Company of
           New York, Inc.                       100     New York
          Ogden Ground Services, Inc.           100     Delaware
            ARA Sunset Airport Systems, Inc.    100     California
            Kenworthy Air Freight Services, Inc 100     Indiana
        Ogden Aviation Service Company of
           Pennsylvania, Inc.                   100     Penn.
        Ogden Aviation Service Company of
           Texas, Inc.                          100     Delaware
        Ogden Aviation Service Company of
           Washington, Inc.                     100     Delaware
        Ogden Aviation Service International
           Corporation                          100     New York
          Ogden Aviation, Inc.                  100     Delaware
          Ogden Aviation Security Services of
             Indiana, Inc.                      100     Indiana
        Ogden Aviation Terminal Services, Inc.  100     Mass.
        Ogden Consolidated Aviation Services of
           Houston, Inc.                        100     Texas
        Ogden New York Services, Inc.           100     New York
        Ogden Pipeline Services Corporation     100     Delaware

Ogden Corporation                                                    Page 4
  Ogden Services Corporation
    Ogden Allied Maintenance Corporation (con't.)

      Ogden Facility Holdings, Inc.             100     Delaware
        Ogden Facility Services, Inc.           100     Delaware
          Hawaiian Building Maintenance Company,
             Limited                            100     Hawaii
          Ogden Allied Building & Airport
             Services Inc.                      100     Delaware
          Ogden Allied Building Service
             Corporation                        100     Delaware
          Ogden Allied Commercial Cleaning
             Systems Corporation                100     California
          Ogden Allied Eastern States
             Maintenance Corporation            100     Delaware
          Ogden Allied Maintenance Company of
             Hawaii, Inc.                       100     Hawaii
          Ogden Allied Maintenance Corporation
             of New England                     100     Mass.
          Ogden Allied Maintenance Corporation
             of Pennsylvania                    100     Delaware
          Ogden Allied Maintenance Corporation
             of Texas                           100     Texas
          Ogden Allied Service Agency
             Corporation                        100     Delaware
          Ogden Allied Window Cleaning Company,
             Inc.                               100     New York
          Ogden Industrial Services, Inc.       100     Delaware
          Ogden Plant Maintenance Company, Inc. 100     New Jersey
          Ogden Plant Maintenance Company of
             Missouri                           100     Missouri
          Ogden Plant Maintenance Company of
             North Carolina                     100     N. Carolina

    Ogden Resource Recovery Support Services,
        Inc.                                    100     Delaware
      Ogden Plant Services of New Jersey, Inc.  100     New Jersey

    Ogden Water Treatment Support
        Services, Inc.                          100     Delaware

    Ogden Allied Abatement & Decontamination
        Service, Inc.                           100     New York

  Ogden Projects, Inc.                          100     Delaware
    (See Attachment B for subsidiaries)

Ogden Corporation (con't.)                                           Page 5

  Ogden Financial Services, Inc.                100     Delaware
    B D C Liquidating Corp.                     100     Delaware
      Bouldin Development Corp.                 100     California
      Ogden Bulk Systems Company, Inc.           90     New York
    BiE Leasing Company                         100     Delaware
    Greenway Insurance Company of Vermont       100     Vermont
    International Terminal Operating Co., Inc.   50     Delaware
    OFS Equity of Delaware, Inc.                100     Delaware
      OFS Equity of Alexandria/Arlington, Inc.  100     Virginia
      OFS Equity of Indianapolis, Inc.          100     Indiana
      OFS Equity of Stanislaus, Inc.            100     California
    Ogden Allied Financial Services Corporation 100     Delaware
      Ogden Allied Maintenance Securities, Inc. 100     Delaware
        Denver Fuel Facilities Corporation      100     Colorado
        Kansas City International Fueling
            Facilities Corporation              100     Missouri
        LaGuardia Fuel Facilities Corporation   100     New York
        Lambert Field Fueling Facilities
            Corporation                         100     Delaware
        Love Field Fueling Facilities
            Corporation                         100     Texas
        Newark Automotive Fuel Facilities
            Corporation                         100     New Jersey
        Ogden Allied Facilities, Inc.           100     New York
        Philadelphia Fuel Facilities
            Corporation                         100     Penn.

  Rototest Laboratories, Inc.                    91     California

                                                                   12/31/95
                               ATTACHMENT A
                 OGDEN CORPORATION - FOREIGN SUBSIDIARIES

                                                       PERCENT   DOMESTIC
                                                       OWNERSHIP COUNTRY
Ogden Corporation

  Ogden Projects, Inc.                                    100    DE/U.S.A.

    Ogden Martin Systems, Inc.                            100    DE/U.S.A.
      Ogden Martin Systems, Ltd.                          100    Ontario
        Ogden Martin Systems of Nova Scotia, Ltd.         100    Nova Scotia

    Ogden Power Development, Inc.                         100    Delaware
      Ogden Power Development of Bolivia, Inc.            100    Delaware
        Ogden Power Development of Bolivia, Ltd.          100    Cayman
                                                                 Islands

    Ogden Projects Asia Pacific Limited                    50    Hong Kong
       (50% held by Ogden Power Systems, Inc.)

    Ogden Projects GmbH                                   100    Germany

    Ogden Projects Holdings, Inc.                         100    DE/U.S.A.
      Ogden Projects (U.K.) Limited                       100    U.K.
        Ogden Projects (Birmingham) Limited               100    U.K.

    Ogden Projects of Hamilton, Ltd.                      100    Ontario

    Ogden Projects of London, Ltd.                        100    Ontario

    Ogden Waste Treatment Services, Inc.                  100    DE/U.S.A.
      Ogden Environmental Services Limited                100    Canada

    Ogden Water Holdings, Inc.                            100    DE/U.S.A.
      Ogden Water Systems, Inc.                           100    DE/U.S.A.
        Ogden Yorkshire Water of Canada, Ltd.              55    Ontario

    OPI Quezon, Inc.                                      100    Delaware
      Ogden Quezon Power, Inc.                             75    Cayman
                                                                 Islands
    Projets Ogden Quebec Inc.                             100    Quebec

  Ogden Services Corporation                              100    DE/U.S.A.

    Ogden Aviation Services Limited                       100    U.K.
      Ogden Aviation Engineering Limited                  100    U.K.
      Ogden Entertainment Services (UK) Ltd.              100    U.K.
         Ogden Basketball (Newcastle) Limited              60    U.K.
         Ogden Ice Hockey Limited                         100    U.K.
         Ogden Entertainment Services (Ireland) Limited    19    U.K.
      Ogden SkyCare Cargo Limited                         100    U.K.
        SkyCare Limited                                   100    U.K.
        Air Cargo Enterprises Limited                      50    U.K.

                                                                   Page A-2

Ogden Corporation
  Ogden Services Corporation (con't.)

    Ogden Asia Pacific Services, Inc.                     100    DE/USA
      IEA of Japan Company Ltd.                            50    Japan
      HO/Ogden Investimentos e Transportes, Limitada       51    Macau
      Ogden Aviation (Hong Kong) Limited                  100    Hong Kong
      Ogden Aviation Services (NZ) Limited                100    New Zealand
      Ogden International Facilities
          Corporation (Asia Pacific) Pty Ltd.             100    Australia
        Ogden International Facilities
            Corporation (Australia) Pty Ltd.               50    Australia
          International Facilities Corporation
               (Cairns) Pty Ltd.                          100    Australia
          International Facilities
               Corporation (NZ) Pty Ltd.                  100    New Zealand
          International Facility Corporation
               (Newcastle) Ltd.                           100    U.K.
          International Facility Corporation
               (Hong Kong) Pty Ltd.                        *     Hong Kong
          * Boscastle Ltd and Coverack Ltd
            are shareholders due to residency
            requirements.

    Ogden Central and South America, Inc.                 100    DE/USA
      Ogden/Air Aruba Ground Services N.V.                 49    Aruba
      Ogden Argentina, S.A.                               100    Argentina
      Ogden Aviation Services (Chile) Ltda.                99    Chile
      (1% held by Ogden Asia Pacific Services Inc.)
        Aviation Services Leader S.A.                      80    Chile
      Ogden Aviation Services Dominicana, S.A.             99    Dominican
                                                                 Rep.
      Ogden Aviation Services (Panama) Corp.               85    Panama
        Ogden Ground Services of Panama Corp.              75    Panama
      Ogden Aviation Services (Venezuela), S.A.           100    Venezuela
        Ogden Ground Services Caracas, C.A.               100    Venezuela
      Ogden do Brazil Participacoes S/C Ltda.             100    Brazil
        Ogden Hellen's International Ltda.                 60    Brazil
        Ogden - Servicos de Atendimento
            Aeroterrestre Ltda. ("SERVAIR")               100    Brazil
        Ogden Alimentos Comercio e Servicoes Ltda.        100    Brazil
      Ogden Ground Services, Inc.                         100    Virgin
          (St. Thomas)                                           Islands
      Ogden Saint Maarten Ground                          100    Netherlands
          Services, N.V.                                         Antilles
      Ogden, S. de R.L. de C.V.                            66.67 Mexico
      Ogden Servair Servicios Aeroportuarios, S.A.         50    Mexico
      Ogden Servicios Aeroportuarios, SA de CV             94.9  Mexico
      Ogden SEITSA Leasing, S.A. de C.V.                   94.9  Mexico
      Ogden Sint Maarten Ground Services N.V.             100    Netherlands
                                                                 Antilles
      Ogden & Talma Aviation Services of Peru S.A.         54    Peru

                                                                   Page A-3

Ogden Corporation
Ogden Services Corporation (con't.)

    Ogden International Europe Inc.                       100    DE/U.S.A.
      Ogden Atlantic Design (Europe) Limited              100    Ireland
      Ogden Holdings B.V.                                 100    Netherlands
        Compania General de Sondeos CGS, S.A.             100    Spain
        Czech-Ogden Airhandling s.r.o.                     50    Czech. Rep.
        KCL Ogden Aviation Services (Private) Limited      50    Pakistan
        Ogden Aviation (Schiphol) B.V.                    100    Netherlands
          Ogden Cargo B.V.                                100    Netherlands
        Ogden Aviation Spain S.A.                         100    Spain
          Ogden Aviation Services, S.A.                   100    Spain
        Ogden Entertainment Services Portugal, S.A.       100    Portugal
        Ogden Entertainment Services Spain, S.A.          100    Spain
        Ogden Power Agua y Energia Torre Pacheco, S.A.     83.3  Spain
        Sezai Turkes Feyzi Akkaya Ogden Hizmet
           Ve Isletmecilik A.S.                            50    Turkey
           ("STFA Ogden Maintenance and Service Co.")
        Ogden Holdings (Deutschland) GmbH                 100    Germany
          Ogden Allied Services GmbH                      100    Germany
          Ogden Aviation Services GmbH & Co. KG           100    Germany
          Ogden Services GmbH Gesellschaft fur Kultur-,
             Medien- und Veranstaltungsmanagement         100    Germany
          Ogden Tegel Verwaltungs GmbH                    100    Germany
               (formerly DAN AIR Services GmbH)
            Tegel Aircraft Handling GmbH                  100    Germany
          Verwaltung Ogden Aviation Services GmbH         100    Germany

    Ogden Environmental and Energy Services Co., Inc.     100    DE/U.S.A.
      Ogden umwelt und energie systeme GmbH               100    Germany
        IEAL energie consult GmbH                         100    Germany
          IEAL energie + umwelt consult, Berlin           100    Germany
      Olmec Insurance, Ltd.                               100    Bermuda

    Ogden Entertainment Services, Inc.                    100    DE/U.S.A.
      Ogden Entertainment Services (Canada) Inc.          100    Canada
        Fortier Associates International, Inc.            100    Canada
        The Ogden Northmount Evergreen Group Limited      100    Canada
        Ogden Palladium Services (Canada) Inc.            100    Canada
      Ogden Entertainment Services de Mexico, SA de CV    100    Mexico
      Servicios de Alimentos Bebidas Especializados,
               SA de CV                                   100    Mexico

    Ogden Allied Maintenance Corporation                  100    NY/U.S.A.
      Atlantic Design Company, Inc.                       100    NY/U.S.A.
        Datacom de Mexico, S.A. de C.V.                   100    Mexico
      Ogden Facility Services, Inc.                       100    DE/U.S.A.
        Ogden Allied Eastern States Maintenance
            Corporation                                   100    DE/U.S.A.
          Ogden Servicios de Seguridad, S.A.              100    Costa Rica
          Ogden Agencia de Seguridad, S.A.                100    Panama
      Allied Aviation Service Company of
            Newfoundland, Ltd.                            100    Canada

                                                                   Page A-4

Ogden Corporation
  Ogden Services Corporation
    Ogden Allied Maintenance Corporation (con't.)

      Ogden Services of Canada Inc.                       100    Canada
        Cafas Inc.                                        100    Canada
          Airconsol Aviation Services Ltd.                100    Canada
            Ogden Ground Services (Canada) Ltd.           100    Canada
              Aircraft Services Ltd.                      100    Canada
        Consolidated Aviation Fueling of Toronto Limited  100    Ontario
        Consolidated Aviation Services of Alberta Limited 100    Canada
        Ogden Allied Security Services Inc.               100    Canada
        Ogden Allied Services Inc.                        100    Canada
                               ATTACHMENT B                       12/31/95
                 OGDEN PROJECTS, INC. - U.S. SUBSIDIARIES
                (See Attachment A for foreign subsidiaries)

                                                        PERCENT   DOMESTIC
COMPANY                                                OWNERSHIP   STATE

Ogden Projects, Inc.                                      100     Delaware
  Ogden Energy, Inc.                                      100     Delaware
    Ogden Power Corporation                               100     Delaware
      Geothermal, Inc.                                    100     Virginia
      Imperial Power Services, Inc.                       100     California
      New Martinsville Hydro-Operations Corporation       100     W. Virginia
      Ogden Brandywine Operations, Inc.                   100     Delaware
      Ogden Geothermal Operations, Inc.                   100     Delaware
      Ogden Hydro Operations, Inc.                        100     Tennessee
      Ogden Oil & Gas, Inc.                               100     Delaware
      Ogden Power Equity Corporation                      100     Delaware
        Catalyst New Martinsville Hydroelectric
              Corporation                                 100     Delaware
        ERC Energy, Inc.                                  100     Delaware
        Ogden Heber Field Energy, Inc.                    100     Delaware
        Ogden Hydro Energy, Inc.                          100     Delaware
      Ogden Power International Holdings, Inc.            100     Delaware
      Ogden SIGC Energy, Inc.                             100     Delaware
        AMOR 14 Corporation                               100     Delaware
      Ogden SIGC Energy II, Inc.                          100     California
      Ogden SIGC Geothermal Operations, Inc.              100     California
    Ogden Power Development, Inc.                         100     Delaware
      Ogden Power Development of Bolivia, Inc.            100     Delaware
        Ogden Power Development of Bolivia, Ltd.          100     Cayman
                                                                  Islands
  Ogden Energy Resource Corp.                             100     Delaware
  Ogden Land Management, Inc.                             100     Delaware
    Ogden Land Management of Warren, Inc.                 100     New Jersey
    Ogden Projects, of Campo, Inc.                        100     California
  Ogden Martin Systems, Inc.                              100     Delaware
    Grey Acre Development Corporation                     100     Mass.
    Ogden Engineering Services, Inc.                      100     New Jersey
    Ogden Marion Land Corp.                               100     Oregon
    Ogden Martin Systems of Alexandria/Arlington, Inc.    100     Virginia
    OMS Equity of Alexandria/Arlington, Inc.              100     Virginia
    Ogden Martin Systems of Babylon, Inc.                 100     New York
    Ogden Martin Systems of Bristol, Inc.                 100     Connecticut
    Ogden Martin Systems of Clark, Inc.                   100     Ohio
    OMSC One, Inc.                                        100     Delaware
    OMSC Two, Inc.                                        100     Delaware
    OMSC Three, Inc.                                      100     Delaware
    OMSC Four, Inc.                                       100     Delaware
    Ogden Martin Systems of Dakota, Inc.                  100     Minnesota
    Ogden Martin Systems of Eastern/Central
          Connecticut, Inc.                               100     Connecticut
    Ogden Martin Systems of Fairfax, Inc.                 100     Virginia
    Ogden Martin Systems of Ford Heights, Inc.            100     Illinois
    Ogden Martin Systems of Haverhill, Inc.               100     Mass.
      Haverhill Power, Inc.                               100     Mass.
      LMI, Inc.                                           100     Mass.
      Ogden Omega Lease, Inc.                             100     Delaware
                                                                   Page B-2
Ogden Projects, Inc.
  Ogden Martin Systems, Inc. (con't.)

    Ogden Haverhill Properties, Inc.                      100     Mass.
    Ogden Martn Systems of Hillsborough, Inc.             100     Florida
    Ogden Martin Systems of Hudson, Inc.                  100     New Jersey
    Ogden Martin Systems of Huntington, Inc.              100     New York
    Ogden Martin Systems of Huntington
        Resource Recovery One Corp.                       100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Two Corp.                       100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Three Corp.                     100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Four Corp.                      100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Five Corp.                      100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Six Corp.                       100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Seven Corp.                     100     Delaware
    Ogden Martin Systems of Huntsville, Inc.              100     Alabama
    Ogden Martin Systems of Indianapolis, Inc.            100     Indiana
    Ogden Martin Systems of Kent, Inc.                    100     Michigan
    Ogden Martin Systems of Knox, Inc.                    100     Tennessee
    NRG/Recovery Group, Inc.                              100     Florida
    Ogden Martin Systems of Lancaster, Inc.               100     Penn.
    Ogden Martin Systems of Lawrence, Inc.                100     Mass.
    Ogden Martin Systems of Lee, Inc.                     100     Florida
    Ogden Martin Systems of Long Island, Inc.             100     Delaware
    Ogden Martin Systems of L.A., Inc.                    100     Delaware
    Ogden Martin Systems of Marion, Inc.                  100     Oregon
    Ogden Martin Systems of Mercer, Inc.                  100     New Jersey
    Ogden Martn Systems of Montgomery, Inc.               100     Maryland
    Ogden Martin Systems of Morris, Inc.                  100     New Jersey
    Ogden Martin Systems of North Carolina, Inc.          100     N. Carolina
    Ogden Martin Systems of Oakland, Inc.                 100     Michigan
    Ogden Martin Systems of Onondaga, Inc.                100     New York
    Ogden Martin Systems of Onondaga Two Corp.            100     Delaware
    Ogden Martin Systems of Onondaga Three Corp.          100     Delaware
    Ogden Martin Systems of Onondaga Four Corp.           100     Delaware
    Ogden Martin Systems of Onondaga Five Corp.           100     Delaware
    OMS Onondaga Operations, Inc.                         100     Delaware
    Ogden Martin Systems of Pasco, Inc.                   100     Florida
    Ogden Martin Systems of Rhode Island, Inc.            100     R.I.
    Ogden Martin Systems of San Bernardino, Inc.          100     California
    Ogden Martin Systems of San Diego, Inc.               100     California
    Ogden Martin Systems of Stanislaus, Inc.              100     California
    OMS Equity of Stanislaus, Inc.                        100     California
    Ogden Martin Systems of Tulsa, Inc.                   100     Oklahoma
    Ogden Martin Systems of Union, Inc.                   100     New Jersey
  Ogden Power Systems 7, Inc.                             100     Delaware
  Ogden Projects Americas, Inc.                           100     Delaware
  Ogden Projects Holdings, Inc.                           100     Delaware
  Ogden Projects of Haverhill, Inc.                       100     Mass.
  Ogden Projects of Lawrence, Inc.                        100     Mass.

                                                                   Page B-3

Ogden Projects, Inc. (con't.)

  Ogden Recycling Systems, Inc.                           100     Delaware
    Ogden Recycling Systems of Chicago, Inc.              100     Illinois
    Ogden Recycling Systems of Fairfax, Inc.              100     Virginia
    Ogden Recycling Systems of Indianapolis, Inc.         100     Indiana
  Ogden Wallingford Associates, Inc.                      100     Connecticut
  Ogden Waste Treatment Services, Inc.                    100     Delaware
    Ogden Environmental Services of Houston, Inc.         100     Texas
      American Envirotech,Inc.                            100     Texas
    Stockton Soil Treatment Facility, Inc.                100     California
  Ogden Water Holdings, Inc.                              100     Delaware
    Ogden Water Systems, Inc.                             100     Delaware
    Ogden Water Systems of Jerusalem, Inc.                100     Delaware
    Ogden Water Systems of Lee County, Inc.               100     Florida
  OPI Quezon, Inc.                                        100     Delaware
  OPW Associates, Inc.                                    100     Connecticut
  OPWH, Inc.                                              100     Delaware
  RRS Holdings Inc.                                       100     Delaware
    Michigan Waste Energy Recovery, Inc.                  100     Delaware
    Oahu Waste Energy Recovery, Inc.                      100     California
    Ogden Projects of Hawaii, Inc.                        100     Hawaii
    Resource Recovery Systems of Connecticut, Inc.        100     Connecticut